UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2009

CHINA FRUITS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

0-22373
(Commission File Number)

58-2027283
(I.R.S. Employer Identification No.)

Fu Xi Technology & Industry Park, Nan Feng County
Jiang Xi Province, P. R. China
(Address of Principal Executive Offices) (Zip Code)

(86794) 326-6199
(Registrant's Telephone Number, Including Area Code)

Copies to:

Greentree Financial Group, Inc.
7951 SW 6th Street, Suite 216
Plantation, FL 33324
(954) 424-2345 Tel
(954) 424-2230 Fax

This Current Report on Form 8-K is filed by China Fruits Corporation., a Nevada corporation (“Registrant”), in connection with the items described below.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2 Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits
Exhibit-10.1 Offshore Subscription Agreement between China Fruits Corporation and Ms. Ning, Fen
Signatures

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As of May 15th, 2009, the Registrant entered into an Offshore Subscription Agreement (the “Agreement”) with Ms. Ning, Fen (“Ms. Ning”), in order to subscribe to and purchase one million and seven hundred fifty thousand shares (1,750,000) of restricted common stock of CHFR (the “Shares”). Ms. Ning agreed to purchase the Shares at a purchase price of twenty cents (US$.20) per share (aggregate sum of $350,000) (the “Purchase Price”).

Pursuant to the terms of the Agreement, Ms. Ning will acquire the Shares from the Registrant within 14 days of payment of the Purchase Price. Ms. Ning is not an “affiliate” of the Registrant as defined by Rule 144(a)(1) promulgated under the Securities Act of 1933.

An executed copy of the Agreement is attached hereto as Exhibit 10.1.

The Registrant currently has 36,129,689 issued and outstanding shares of common stock that trade on the Over-The-Counter Bulletin Board under the symbol "CHFR".

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to the Agreement, we issued 1,750,000 common shares to Ms. Ning, Fen at $0.20 per share for an aggregate price of $350,000.  The proceeds from this offering will be used as the registered capital required under Chinese law to incorporate a new subsidiary in Beijing China which was approved by the Chinese government on January 22, 2008.  Please refer to the Current Report on Form 8k filed with the commission on January 28, 2008 which is hereby incorporated by reference for details on the Beijing subsidiary.  We relied on exemptions provided by Section 4(2) of the Securities Act of 1933, as amended and Regulation S. We made this offering based on the following facts: (1) the issuance was an isolated private transaction which did not involve a public offering; (2) there was only one offeree, (3) the offeree has agreed to the imposition of a restrictive legend on the face of the stock certificate representing the shares indicating the stock cannot be resold unless registered or an exemption from registration is available; (4) the offeree was a sophisticated investor familiar with our company and stock-based transactions; (5) there were no subsequent or contemporaneous public offerings of the stock; (6) the stock was not broken down into smaller denominations; and (7) the negotiations for the sale of the stock took place directly between the offeree and our management; (8) the sale was made offshore to a Chinese national.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit-10.1 Offshore Subscription Agreement between China Fruits Corporation and Mr. Ning, Fen

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA FRUITS CORPORATION

Date: May 16, 2009	By:	/s/ Chen, Quan Long
Chen, Quan Long President, Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit Number	Description

10.1	Offshore Subscription Agreement Between China Fruits Corporation and Ms. Ning, Fen.